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     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated June 30, 2000, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-84251.


     /s/ BDO SEIDMAN, LLP


     Grand Rapids, Michigan
     June 30, 2000